FIRST AMERITAS LIFE INSURANCE CORP. OF NEW YORK ("First Ameritas Life")
     FIRST AMERITAS VARIABLE ANNUITY SEPARATE ACCOUNT ("Separate Account")

                                 Supplement to
       OVERTURE ANNUITY III-Plus, OVERTURE ACCLAIM! and OVERTURE ACCENT!
                         Prospectuses Dated May 1, 2003

                        Supplement Dated August 20, 2010


In the MISCELLANEOUS section of your prospectus, the "ABOUT OUR COMPANY" subsection, the indented information under the heading "Ratings," is deleted.

All other provisions of your Policy remain as stated in your Policy and prospectus, as previously supplemented.

       Please retain this Supplement with the current prospectus for your variable Policy issued by First Ameritas Life Insurance Corp. of New York.
            If you do not have a current prospectus, please contact
                     First Ameritas Life at 1-800-745-1112.